                                                                   EXHIBIT 10.20

               SUREWEST COMMUNICATIONS 2000 EQUITY INCENTIVE PLAN

                          NOTICE OF STOCK OPTION AWARD

Grantee's Name and Address:             ________________________________________

                                        ________________________________________

                                        ________________________________________


      You have been granted an option to purchase shares of Common Stock of the Company, subject to the terms and conditions of this Notice of Stock Option Award (the "Notice"), the Plan and the Stock Option Award Agreement (the "Option Agreement") attached hereto, as follows:

      Award Number                      ________________________________________

      Date of Award                     ________________________________________

      Vesting Commencement Date         ________________________________________

      Exercise Price per Share          ________________________________________


      Total Number of Shares subject
      to the Option                     ________________________________________


      Total Exercise Price              ________________________________________

      Type of Option:                   ______________Incentive Stock Option

                                        _____________ Non-Qualified Stock Option

      Expiration Date:                  ________________________________________


      Post-Termination Exercise Period: [INSERT PERIOD]

Vesting Schedule:

      Subject to Grantee's Continuous Service and other limitations set forth in this Notice, the Plan and the Option Agreement, the Option may be exercised, in whole or in part, in accordance with the following schedule:

      [INSERT VESTING HERE]

      [DURING ANY AUTHORIZED LEAVE OF ABSENCE, THE VESTING OF THE OPTION AS PROVIDED IN THIS SCHEDULE SHALL CEASE [AFTER THE LEAVE OF ABSENCE EXCEEDS A PERIOD OF [NUMBER] DAYS].

[VESTING OF THE OPTION SHALL RESUME UPON THE GRANTEE'S TERMINATION OF THE LEAVE OF ABSENCE AND RETURN TO SERVICE TO THE COMPANY OR A RELATED ENTITY.]

      [IN THE EVENT OF THE GRANTEE'S CHANGE IN STATUS FROM EMPLOYEE TO CONSULTANT, VESTING OF THE OPTION SHALL CONTINUE ONLY TO THE EXTENT DETERMINED BY THE COMPENSATION COMMITTEE AS OF SUCH CHANGE IN STATUS.]

      [IN THE EVENT OF TERMINATION OF THE GRANTEE'S CONTINUOUS SERVICE FOR CAUSE, THE GRANTEE'S RIGHT TO EXERCISE THE OPTION SHALL TERMINATE CONCURRENTLY WITH THE TERMINATION OF THE GRANTEE'S CONTINUOUS SERVICE.]

      IN WITNESS WHEREOF, the Company and the Grantee have executed this Notice and agree that the Option is to be governed by the terms and conditions of this Notice, the Plan and the Option Agreement.

                                        SureWest Communications,
                                        a California corporation

                                        By:_______________________________

                                        Title:____________________________

THE GRANTEE ACKNOWLEDGES AND AGREES THAT THE SHARES SUBJECT TO THE OPTION SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF GRANTEE'S CONTINUOUS SERVICE (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE OPTION OR ACQUIRING SHARES HEREUNDER). THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE, THE OPTION AGREEMENT OR THE PLAN SHALL CONFER UPON THE GRANTEE ANY RIGHT WITH RESPECT TO CONTINUATION OF GRANTEE'S CONTINUOUS SERVICE, NOR SHALL IT INTERFERE IN ANY WAY WITH THE GRANTEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE GRANTEE'S CONTINUOUS SERVICE, WITH OR WITHOUT CAUSE.

      The Grantee acknowledges receipt of a copy of the Plan and the Option Agreement, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Option subject to all of the terms and provisions hereof and thereof. The Grantee has reviewed this Notice, the Plan and the Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice and fully understands all provisions of this Notice, the Plan and the Option Agreement. The Grantee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Compensation Committee upon any questions arising under this Notice, the Plan or the Option Agreement. The Grantee further agrees to notify the Company upon any change in the residence address indicated in this Notice.

Dated:___________________________              Signed:________________________
                                                           Grantee


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                                                    AWARD NUMBER: ______________

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
                             SUREWEST COMMUNICATIONS
                           2000 EQUITY INCENTIVE PLAN

                          STOCK OPTION AWARD AGREEMENT

      1. Grant of Option. SureWest Communications, a California corporation (the "Company"), hereby grants to the Grantee (the "Grantee") named in the Notice of Stock Option Award (the "Notice"), an option (the "Option") to purchase the Total Number of Shares of Common Stock subject to the Option (the "Shares") set forth in the Notice, at the Exercise Price per Share set forth in the Notice (the "Exercise Price") subject to the terms and provisions of the Notice, this Stock Option Award Agreement (the "Option Agreement") and the SureWest Communications 2000 Equity Incentive Plan (the "Plan") adopted by the Company, which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

      If designated in the Notice as an Incentive Stock Option, the Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by the Grantee during any calendar year exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Non-Qualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the date the Option with respect to such Shares is awarded.

      2. Exercise of Option.

            (a) Right to Exercise. The Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice and with the applicable provisions of the Plan and this Option Agreement. The Option shall, in the event of a Change in Control [insert effect]. No partial exercise of the Option may be for less than the lesser of five percent (5%) of the total number of Shares subject to the Option or the remaining number of Shares subject to the Option. In no event shall the Company issue fractional Shares.

            (b) Method of Exercise. The Option shall be exercisable only by delivery of an Exercise Notice (attached as Exhibit A) which shall state the election to exercise the Option, the whole number of Shares in respect of which the Option is being exercised, such other representations and agreements as to the holder's investment intent with respect to such Shares and such other provisions as may be required by the Compensation Committee. The Exercise Notice shall be signed by the Grantee and shall be delivered in person or by certified mail to the Secretary of the Company accompanied by payment of the Exercise Price. The Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.


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
            No Shares will be issued pursuant to the exercise of the Option unless such issuance and such exercise shall comply with all applicable laws. Assuming such compliance, for income tax purposes, the Shares shall be considered transferred to the Grantee on the date on which the Option is exercised with respect to such Shares.

            (c) Taxes. No Shares will be delivered to the Grantee or other person pursuant to the exercise of the Option until the Grantee or other person has made arrangements acceptable to the Compensation Committee for the satisfaction of foreign, federal, state and local income and employment tax withholding obligations.

      3. Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of the Grantee;
provided, however, that such exercise method does not then violate any applicable law:

            (a) cash;

            (b) check;

            (c) [SURRENDER OF SHARES OR DELIVERY OF A PROPERLY EXECUTED FORM OF ATTESTATION OF OWNERSHIP OF SHARES AS THE COMPENSATION COMMITTEE MAY REQUIRE (INCLUDING WITHHOLDING OF SHARES OTHERWISE DELIVERABLE UPON EXERCISE OF THE OPTION) WHICH HAVE A FAIR MARKET VALUE ON THE DATE OF SURRENDER OR ATTESTATION EQUAL TO THE AGGREGATE EXERCISE PRICE OF THE SHARES AS TO WHICH THE OPTION IS BEING EXERCISED [(BUT ONLY TO THE EXTENT THAT SUCH EXERCISE OF THE OPTION WOULD NOT RESULT IN AN ACCOUNTING COMPENSATION CHARGE WITH RESPECT TO THE SHARES USED TO PAY THE EXERCISE PRICE)]];

            (d) [THROUGH A BROKER-DEALER SALE AND REMITTANCE PROCEDURE PURSUANT TO WHICH THE GRANTEE (A) SHALL PROVIDE WRITTEN INSTRUCTIONS TO A COMPANY-DESIGNATED BROKERAGE FIRM TO EFFECT THE IMMEDIATE SALE OF SOME OR ALL OF THE PURCHASED SHARES AND REMIT TO THE COMPANY, OUT OF THE SALE PROCEEDS AVAILABLE ON THE SETTLEMENT DATE, SUFFICIENT FUNDS TO COVER THE AGGREGATE EXERCISE PRICE PAYABLE FOR THE PURCHASED SHARES AND (B) SHALL PROVIDE WRITTEN DIRECTIVES TO THE COMPANY TO DELIVER THE CERTIFICATES FOR THE PURCHASED SHARES DIRECTLY TO SUCH BROKERAGE FIRM IN ORDER TO COMPLETE THE SALE TRANSACTION]; or

            (e) [PROVIDED THAT THE AGGREGATE EXERCISE PRICE FOR THE NUMBER OF SHARES BEING PURCHASED EXCEEDS _________ THOUSAND DOLLARS ($___,000)], PAYMENT PURSUANT TO A PROMISSORY NOTE AS DESCRIBED BELOW.

                  (I) THE PROMISSORY NOTE SHALL HAVE A TERM OF _____ (__) YEARS WITH PRINCIPAL AND INTEREST PAYABLE IN _______ (__) EQUAL ANNUAL INSTALLMENTS;

                  (II) THE PROMISSORY NOTE SHALL BEAR INTEREST AT THE MINIMUM RATE REQUIRED BY THE FEDERAL TAX LAWS TO AVOID THE IMPUTATION OF INTEREST INCOME TO THE COMPANY AND COMPENSATION INCOME TO THE GRANTEE;


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
                  (III) THE GRANTEE SHALL BE PERSONALLY LIABLE FOR PAYMENT OF THE PROMISSORY AND THE PROMISSORY NOTE SHALL BE SECURED BY THE SHARES PURCHASED UPON DELIVERY OF THE PROMISSORY NOTE, OR SUCH OTHER COLLATERAL OF EQUAL OR GREATER VALUE, IN A MANNER SATISFACTORY TO THE COMPENSATION COMMITTEE WITH SUCH DOCUMENTATION AS THE COMPENSATION COMMITTEE MAY REQUEST; AND

                  (IV) THE PROMISSORY NOTE SHALL BECOME DUE AND PAYABLE UPON THE OCCURRENCE OF ANY OR ALL OF THE FOLLOWING EVENTS: (A) THE SALE OR TRANSFER OF THE SHARES PURCHASED WITH THE PROMISSORY NOTE; (B) TERMINATION OF THE GRANTEE'S CONTINUOUS SERVICE FOR ANY REASON OTHER THAN DEATH OR DISABILITY; OR (C) THE FIRST ANNIVERSARY OF THE TERMINATION OF THE GRANTEE'S CONTINUOUS SERVICE DUE TO DEATH OR DISABILITY.]

      4. Restrictions on Exercise. The Option may not be exercised if the issuance of the Shares subject to the Option upon such exercise would constitute a violation of any applicable laws. In addition, the Option, if an Incentive Stock Option, may not be exercised until such time as the Plan has been approved by the stockholders of the Company.

      5. Termination or Change of Continuous Service. In the event the Grantee's Continuous Service terminates, [OTHER THAN FOR CAUSE,] the Grantee may, to the extent otherwise so entitled at the date of such termination (the "Termination Date"), exercise the Option during the Post - Termination Exercise Period. [IN THE EVENT OF TERMINATION OF THE GRANTEE'S CONTINUOUS SERVICE FOR CAUSE, THE GRANTEE'S RIGHT TO EXERCISE THE OPTION SHALL, EXCEPT AS OTHERWISE DETERMINED BY THE COMPENSATION COMMITTEE, TERMINATE CONCURRENTLY WITH THE TERMINATION OF THE GRANTEE'S CONTINUOUS SERVICE.] In no event shall the Option be exercised later than the Expiration Date set forth in the Notice. In the event of the Grantee's change in status from Employee to Consultant or Consultant to Employee, the Option shall remain in effect and, except to the extent otherwise determined by the Compensation Committee, continue to vest; provided, however, with respect to any Incentive Stock Option that shall remain in effect after a change in status from Employee to Consultant, such Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following such change in status. Except as provided in Sections 6 and 7 below, to the extent that the Grantee is not entitled to exercise the Option on the Termination Date, or if the Grantee does not exercise the Option within the Post - Termination Exercise Period, the Option shall terminate.

      6. Disability of Grantee. In the event the Grantee's Continuous Service terminates as a result of his or her Disability, the Grantee may, but only within twelve (12) months from the Termination Date (and in no event later than the Expiration Date), exercise the Option to the extent he or she was otherwise entitled to exercise it on the Termination Date; provided, however, that if such Disability is not a "disability" as such term is defined in Section 422(e)(3) of the Code and the Option is an Incentive Stock Option, such Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the Termination Date. To the extent that the Grantee is not entitled to exercise the Option on the Termination Date, or if the Grantee does not exercise the Option to the extent so entitled within the time specified herein, the Option shall terminate.


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
      7. Death of Grantee. In the event of the termination of the Grantee's Continuous Service as a result of his or her death, or in the event of the Grantee's death during the Post-Termination Exercise Period, the Grantee's estate, or a person who acquired the right to exercise the Option by bequest or inheritance, may exercise the Option, but only to the extent the Grantee could exercise the Option at the date of termination, within twelve (12) months from the date of such termination (but in no event later than the Expiration Date). To the extent that the Grantee is not entitled to exercise the Option on the date of death, or if the Option is not exercised to the extent so entitled within the time specified herein, the Option shall terminate.

      8. Transferability of Option. The Option, if an Incentive Stock Option, may not be transferred in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Grantee only by the Grantee. The Option, if a Non-Qualified Stock Option, may be transferred by the Grantee in a manner and to the extent acceptable to the Compensation Committee as evidenced by a writing signed by the Company and the Grantee. The terms of the Option shall be binding upon the executors, administrators, heirs and successors of the Grantee.

      9. Term of Option.  The  Option  may  be  exercised  no  later  than   the
Expiration Date set forth in the Notice or such earlier date as otherwise provided herein.

      10. Tax Consequences. Set forth below is a brief summary as of the date of this Option Agreement of some of the federal tax consequences of exercise of the Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO
CHANGE. THE GRANTEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

            (a) Exercise of Incentive Stock Option. If the Option qualifies as an Incentive Stock Option, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as income for purposes of the alternative minimum tax for federal tax purposes and may subject the Grantee to the alternative minimum tax in the year of exercise.

            (b) Exercise of Incentive Stock Option Following Disability. If the Grantee's Continuous Service terminates as a result of Disability that is not total and permanent disability as defined in Section 422(e)(3) of the Code, to the extent permitted on the date of termination, the Grantee must exercise an Incentive Stock Option within three (3) months of such termination for the Incentive Stock Option to be qualified as an Incentive Stock Option.

            (c) Exercise of Non-Qualified Stock Option. On exercise of a Non-Qualified Stock Option, the Grantee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If the Grantee is an Employee or a former Employee, the Company will be required to withhold from the Grantee's compensation or collect from the Grantee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

            (d) Disposition of Shares. In the case of a Non-Qualified Stock Option, if Shares are held for more than one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes and subject to tax at a maximum rate of 20%. In the case of an Incentive Stock Option, if Shares transferred pursuant to the Option are held for more than one year after receipt of the Shares and are disposed more than two years after the Date of Award, any gain realized on disposition of the Shares also will be treated as capital gain for federal income tax purposes and subject to the same tax rates and holding periods that apply to Shares acquired upon exercise of a Non-Qualified Stock Option. If Shares purchased under an Incentive Stock Option are disposed of prior to the expiration of such one-year or two-year periods, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (i) the Fair Market Value of the Shares on the date of exercise, or (ii) the sale price of the Shares.

      11. Entire Agreement: Governing Law. The Notice, the Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee's interest except by means of a writing signed by the Company and the Grantee. These agreements are to be construed in accordance with and governed by the internal laws of the State of California (as permitted by Section 1646.5 of the California Civil Code, or any similar successor provision) without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties. Should any provision of the Notice or this Option Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

      12. Headings.  The   captions   used   in   the  Notice  and  this  Option
Agreement are inserted for convenience and shall not be deemed a part of the Option for construction or interpretation.

      13. Interpretation. Any dispute regarding the interpretation of the Notice, the Plan and this Option Agreement shall be submitted by the Grantee or by the Company forthwith to the Compensation Committee, which shall review such dispute at its next regular meeting. The resolution of such dispute by the Compensation Committee shall be final and binding on all persons.


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
                                    EXHIBIT A

               SUREWEST COMMUNICATIONS 2000 EQUITY INCENTIVE PLAN

                                 EXERCISE NOTICE

SureWest Communications
200 Vernon Street
Roseville, CA 95678

Attention: Secretary

      1. Exercise of Option. Effective as of today, ______________, ___ the undersigned (the "Grantee") hereby elects to exercise the Grantee's option to purchase ___________ shares of the Common Stock (the "Shares") of SureWest Communications (the "Company") under and pursuant to the SureWest Communications 2000 Equity Incentive Plan (the "Plan") and the [ ] Incentive [ ] Non-Qualified Stock Option Award Agreement (the "Option Agreement") and Notice of Stock Option Award (the "Notice") dated __________ __, ____.

      2. Representations of the Grantee. The Grantee acknowledges that the Grantee has received, read and understood the Notice, the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

      3. Rights as Stockholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Article 13 of the Plan.

      4. Delivery of Payment. The Grantee herewith delivers to the Company the full Exercise Price for the Shares.

      5. Tax Consultation. The Grantee understands that the Grantee may suffer adverse tax consequences as a result of the Grantee's purchase or disposition of the Shares. The Grantee represents that the Grantee has consulted with any tax consultants the Grantee deems advisable in connection with the purchase or disposition of the Shares and that the Grantee is not relying on the Company for any tax advice

      6. Taxes. The Grantee agrees to satisfy all applicable federal, state and local income and employment tax withholding obligations and herewith delivers to the Company the full amount of such obligations or has made arrangements acceptable to the Company to satisfy such


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obligations.  In the case of an Incentive Stock Option, the Grantee also agrees, as partial consideration for the designation of the Option as an Incentive Stock Option, to notify the Company in writing within thirty (30) days of any disposition of any shares acquired by exercise of the Option if such disposition occurs within two (2) years from the Award Date or within one (1) year from the date the Shares were transferred to the Grantee. If the Company is required to satisfy any federal, state or local income or employment tax withholding obligations as a result of such an early disposition, the Grantee agrees to satisfy the amount of such withholding in a manner that the Compensation Committee prescribes.

      7. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this agreement shall inure to the benefit of the successors and assigns of the Company. This Exercise Notice shall be binding upon the Grantee and his or her heirs, executors, administrators, successors and assigns.

      8. Headings. The captions used in this Exercise Notice are inserted for convenience and shall not be deemed a part of this agreement for construction or interpretation.

      9. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by the Grantee or by the Company forthwith to the Compensation Committee, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Compensation Committee shall be final and binding on all persons.

      10. Governing Law; Severability. This Exercise Notice is to be construed in accordance with and governed by the internal laws of the State of California (as permitted by Section 1646.5 of the California Civil Code, or any similar successor provision) without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties. Should any provision of this Exercise Notice be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

      11. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

      12. Further Instruments.  The  parties  agree  to  execute  such   further
instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this agreement.

      13. Entire Agreement. The Notice, the Plan and the Option Agreement are incorporated herein by reference, and together with this Exercise Notice constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee's interest except by means of a writing signed by the Company and the Grantee.

Submitted by:                           Accepted by:

GRANTEE:                                SUREWEST COMMUNICATIONS

                                        By:_____________________________________

__________________________________      Title:__________________________________
            (Signature)

Address:
_______________________________________

_______________________________________


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